[LOGO] LINCOLN                                        VARIABLE LIFE INSURANCE           The Lincoln National Life Insurance Company
       -------                                              SUPPLEMENTAL                   Admin. Office:  10 North Martingale Road
       FINANCIAL GROUP-Registered Trademark-                APPLICATION                             Schaumburg, Illinois 60173-2268
       Lincoln Life                              Required for all Variable Products                                  (847) 466-8000
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SECTION 1.  GENERAL INFORMATION

APPLICANT/OWNER
                                                    Date of                     Social Security No.
Name:                                               Birth: _____/_____/_____   or Taxpayer I.D. No.:
      ---------------------------------------------          M     D     Y                          -------------------------------

E-Mail Address (if any):                                                        Telephone Number:
                          -----------------------------------------------------                  ----------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SECTION 2.  FINANCIAL / SUITABILITY INFORMATION

1.  a.)  Total Net Worth:                 c.)  Total Household Income (EARNED & UNEARNED):
                          --------------                                                    ---------------------------------------

    b.)  Liquid Net Worth:                d.)  How much of Net Worth is in Stocks, Bonds and Mutual Funds?:
                           -------------                                                                    -----------------------

2.  Total face value of other Life Insurance?
                                               ----------------------

3.  Marital Status (CHECK ONE):     / /Single    / /Married    / /Divorced     / /Widowed   / /Separated

4.  Number of Dependents:
                          -----------

5.  Source of Premium Dollars (CHECK ONE):              / /Corporate     / /Individual   / /Irrevocable Trust

6.  Current Employer Name & Address:
                                     ----------------------------------------------------------------------------------------------

                                     ----------------------------------------------------------------------------------------------

7.  Occupation (CHECK ONE):   / /Business Owner  / /Executive   / /Professional   / /Retiree  / /Other
                                                                                                       ----------------------------

8.  Tax Filing Status (CHECK ONE): / /Single    / /Head of Household   / /Partnership   / /Non Taxable

                                   / /Joint     / /Corporation         / /Trust         / /Other
                                                                                                 ----------------------------------

9.  Time Horizon (CHECK ONE):      / /5 - 7 years   / /8 - 10 years   / /11 - 15 years  / /Other
                                                                                                 ----------------------------------

10. I am comfortable assuming (CHECK ONE):    / /Low Risk        / /Moderate Risk       / /High Risk

11. My overall investment objective for Variable Account Allocations (CHECK ONE):   / /Aggressive Growth        / /Growth

                                                                                    / /Growth & Income          / /Income

12. Name of any person(s) authorized to transact business on behalf of this entity:
                                                                                    -----------------------------------------------

13. Does the Applicant/Owner have any affiliation with, or work for, a member of a Stock Exchange or the National Association of Securities Dealers, Inc., or other entity dealing as agent or principal in securities?  (IF "YES", PROVIDE THE NAME AND
    ADDRESS OF THE COMPANY BELOW.)      / /Yes      / /No

    Company Name & Address:
                            -------------------------------------------------------------------------------------------------------

                            -------------------------------------------------------------------------------------------------------

14. Name of Broker/Dealer:
                            -------------------------------------------------------------------------------------------------------

    Address:
             ----------------------------------------------------------------------------------------------------------------------

    Telephone:                                                        Field Office Code:
               -----------------------------------------------------                     ------------------------------------------

SECTION 3. AVAILABLE OPTIONS

1.  TELEPHONE TRANSFER AND INTERNET TRANSFER OPTIONS. I acknowledge that neither the Company nor any person authorized by the
    Company will be responsible for any claim, loss, liability or expense in connection with an electronic transfer if the Company or such other person acted upon an electronic transfer instruction in good faith in reliance on this authorization.

    I authorize telephone transfer instructions for:    / /Myself      / /Registered Representative

    I authorize internet transfer instructions for:     / /Registered Representative

2.  Do you elect the DOLLAR COST AVERAGING ALLOCATION OPTION?          / /Yes      / /No
    (THIS OPTION IS NOT AVAILABLE IF THE AUTOMATIC REBALANCING ALLOCATION OPTION IS ELECTED)

    If yes, please select the amount and frequency and complete Section 4:   / / $          Monthly        / / $          Quarterly
                                                                                  ----------                    ----------

    Please indicate where the allocations should be transferred from:        / /Fixed Account              / /Money Market Fund

    NOTE: IF DOLLAR COST AVERAGING IS SELECTED, ALLOCATIONS MUST BE MADE FROM THE FIXED ACCOUNT OR THE MONEY MARKET FUND ONLY.
    TOTAL PERCENTAGE ALLOCATIONS MUST EQUAL 100%. MINIMUM ALLOCATION NO LESS THAN 5%. WHOLE PERCENTAGES ONLY.

3.  Do you elect the AUTOMATIC REBALANCING ALLOCATION OPTION?............................................../ /Yes      / /No
    (THIS OPTION IS NOT AVAILABLE IF THE DOLLAR COST AVERAGING OPTION IS ELECTED)

    If yes, please select the frequency:    / /Quarterly        / /Semi-Annually       / /Annually

    Given the frequency indicated above, please provide the specific day of the
    month when you wish this option to occur:                               .
                                             -------------------------------

SECTION 4.  INITIAL PREMIUM ALLOCATION

FIXED ACCOUNT ALLOCATION %                 .  (Transfers from the Fixed Account are limited to a specified % of that account.)
                           ----------------

VARIABLE ACCOUNT           VARIABLE SUB-ACCOUNTS (FUNDS)                              INITIAL PREMIUM           DOLLAR COST
ALLOCATIONS                (REFER TO THE PROSPECTUS FOR FUND AVAILABILITY)              ALLOCATION %           ALLOCATION %
-----------------------------------------------------------------------------------------------------------------------------------
Total % allocation,        [AIM VARIABLE INSURANCE FUNDS, INC.
including Fixed            --------------------------------------------------------------------------------------------------------
Account %, must              AIM V.I. Growth Fund
equal 100%.                --------------------------------------------------------------------------------------------------------
Minimum allocation           AIM V.I. International Equity Fund
no less than 5%.           --------------------------------------------------------------------------------------------------------
Whole percentages            AIM V.I. Value Fund
only.                      --------------------------------------------------------------------------------------------------------

IF DOLLAR COST             --------------------------------------------------------------------------------------------------------
AVERAGING                  AMERICAN FUNDS INSURANCE SERIES (ALSO KNOWN AS
is elected, an             AMERICAN VARIABLE INSURANCE SERIES)
allocation must be         --------------------------------------------------------------------------------------------------------
made to the Fixed            Global Small Capitalization Fund - Class 2
Account or the             --------------------------------------------------------------------------------------------------------
Money Market Fund            Growth Fund - Class 2
and the % allocated        --------------------------------------------------------------------------------------------------------
must result in an            Growth Income Fund - Class 2
initial amount of at       --------------------------------------------------------------------------------------------------------
least $6,000 in such
account.                   --------------------------------------------------------------------------------------------------------
                           DELAWARE GROUP PREMIUM FUND
                           --------------------------------------------------------------------------------------------------------
                             Devon Series - Standard Class
                           --------------------------------------------------------------------------------------------------------
                             Emerging Markets Series - Standard Class
                           --------------------------------------------------------------------------------------------------------
                             High Yield Series - Standard Class (formerly
                             Delchester Series)
                           --------------------------------------------------------------------------------------------------------
                             REIT Series - Standard Class
                           --------------------------------------------------------------------------------------------------------
                             Small Cap Value Series - Standard Class
                           --------------------------------------------------------------------------------------------------------
                             Trend Series - Standard Class
                           --------------------------------------------------------------------------------------------------------

SECTION 4. INITIAL PREMIUM ALLOCATION (CONT'D)

VARIABLE ACCOUNT           VARIABLE SUB-ACCOUNTS (FUNDS)                              INITIAL PREMIUM           DOLLAR COST
ALLOCATIONS (CONT'D)       (REFER TO THE PROSPECTUS FOR FUND AVAILABILITY)              ALLOCATION %           ALLOCATION %
-----------------------------------------------------------------------------------------------------------------------------------
                           DEUTSCHE ASSET MANAGEMENT VIT FUNDS TRUST (FORMERLY
                           BT INSURANCE FUNDS TRUST)
                           --------------------------------------------------------------------------------------------------------
                             EAFE-Registered Trademark- Equity Index Fund
                           --------------------------------------------------------------------------------------------------------
                             Equity 500 Index Fund
                           --------------------------------------------------------------------------------------------------------
                             Small Cap Index Fund
                           --------------------------------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------------------------------
                           FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
                           --------------------------------------------------------------------------------------------------------
                             Growth Portfolio - Service Class
                           --------------------------------------------------------------------------------------------------------
                             High Income Portfolio - Service Class
                           --------------------------------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------------------------------
                           FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
                           --------------------------------------------------------------------------------------------------------
                             Contrafund Portfolio - Service Class
                           --------------------------------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------------------------------
                           FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
                           --------------------------------------------------------------------------------------------------------
                             Growth Opportunities Portfolio - Service Class
                           --------------------------------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------------------------------
                           FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                           --------------------------------------------------------------------------------------------------------
                             Templeton Growth Securities Fund - Class 2
                             (formerly Templeton Stock Fund)
                           --------------------------------------------------------------------------------------------------------
                             Templeton International Securities Fund - Class 2
                             (formerly Templeton International Fund)
                           --------------------------------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------------------------------
                           JANUS ASPEN SERIES
                           --------------------------------------------------------------------------------------------------------
                             Janus Aspen Series Balanced Portfolio - Service
                             Shares
                           --------------------------------------------------------------------------------------------------------
                             Janus Aspen Series Worldwide Growth Portfolio -
                             Service Shares
                           --------------------------------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------------------------------
                           LINCOLN NATIONAL ("LN") FUNDS
                           --------------------------------------------------------------------------------------------------------
                             LN Bond Fund, Inc.
                           --------------------------------------------------------------------------------------------------------
                             LN Capital Appreciation Fund, Inc.
                           --------------------------------------------------------------------------------------------------------
                             LN Equity-Income Fund, Inc.
                           --------------------------------------------------------------------------------------------------------
                             LN Global Asset Allocation Fund, Inc.
                           --------------------------------------------------------------------------------------------------------
                             LN Money Market Fund, Inc.
                           --------------------------------------------------------------------------------------------------------
                             LN Social Awareness Fund, Inc.
                           --------------------------------------------------------------------------------------------------------
                           MFS-Registered Trademark- VARIABLE INSURANCE TRUST
                           --------------------------------------------------------------------------------------------------------
                             MFS Emerging Growth Series
                           --------------------------------------------------------------------------------------------------------
                             MFS Total Return Series
                           --------------------------------------------------------------------------------------------------------
                             MFS Utilities Series
                           --------------------------------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------------------------------
                           NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
                           --------------------------------------------------------------------------------------------------------
                             AMT Mid-Cap Growth Portfolio
                           --------------------------------------------------------------------------------------------------------
                             AMT Partners Portfolio
                           --------------------------------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------------------------------
                           OTHER:]
                           --------------------------------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------------------------------

SECTION 5.  SIGNATURES

I understand that variable universal life is a life insurance policy.

I have a current need for life insurance.

I understand that the amount and duration of the Death Benefit and other values provided by this life insurance policy are based on the investment experience of the Variable Account, the Fixed Account earnings and contract charges. Variable Account Values may increase or decrease. These Variable Account Values are NOT GUARANTEED as to fixed dollar amount.

I have read the questions and answers in this Variable Life Insurance Application and to the best of my knowledge and belief, the above answers are true and correctly recorded. I understand and agree that this Supplemental Application shall be attached to and made a part of any issued contract.

I acknowledge receipt of the current Product Prospectus and Funds
Prospectus(es).

I have been informed of the risks involved in this life insurance policy and believe this product is suitable given my overall objective towards investing and time horizon.



-----------------------------------------------------------     ----------------
                Signature of Applicant/Owner                          Date

The Applicant/Owner listed above has been informed of the risks involved in this life insurance, and I certify that I have reasonable grounds for believing that this contract is suitable for the Applicant/Owner's objectives.


-----------------------------------------------------------     ----------------
           Signature of Registered Representative                     Date

--------------------------------------------------------------------------------

--------------------------------------------     --------------------
Signature of Field Investment Reviewer                   Date

Registered Representative Election (CHECK ONE BOX ONLY. ELECTION IS IRREVOCABLE. CONTACT YOUR BROKER/DEALER FOR DETAILS.)

    / /A    / /B    / /C

[LOGO] LINCOLN                                                                The Lincoln National Life Insurance Company
       -------                                                                   Admin. Office:  10 North Martingale Road
       FINANCIAL GROUP-Registered Trademark-                                              Schaumburg, Illinois 60173-2268
       Lincoln Life                                                                                        (847) 466-8000

                         APPLICATION FOR LIFE INSURANCE
                                     PART I

PLEASE PRINT USING DARK INK

------------------------------------------------------------------------------------------------------------------------------------
SECTION I - PROPOSED INSURED (APPLICANT/OWNER unless otherwise noted in Section II)

                                                    Date of                            State of      Social
Name: ____________________________________ Sex: ____Birth: _____/_____/_____Age:______ Birth:______  Security No.:__________________
         (First)    (Middle)     (Last)                      M    D     Y

Home Address:_______________________________________________________________________ Phone #(Home) (_____)__________________________
                            City                      State            Zip

Marital Status:____ Occupation:___________________________________________ Employer:________________________________________________

Business Address:___________________________________________________________________ Phone #(Business) (_____)______________________
                            City                      State            Zip
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SECTION II - APPLICANT/OWNER (OR PAYOR) (Applicant must sign Page 4)
Name of Applicant/Owner (if other than Proposed Insured)

                                                    Date of                 Social Security No.
Name:______________________________________________ Birth_____/_____/______ or Taxpayer I.D. No.:___________________________________
                                                           M     D      Y

Address:__________________________________________________________________________Relationship to
                            City                      State           Zip         Proposed Insured:_________________________________

Name of Contingent Owner
                                                    Date of                 Social Security No.
Name:_____________________________________________  Birth:_____/_____/_____ or Taxpayer I.D. No.:___________________________________
                                                           M     D     Y

All notices and reports will be sent to the Owner, unless otherwise               Relationship to
specified in Third Party Designation.                                             Proposed Insured: ________________________________
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SECTION III - BENEFICIARY

Primary Beneficiary: (full name and relationship to Proposed Insured):______________________________________________________________

____________________________________________________________________________________________________________________________________

Contingent: (full name and relationship to Proposed Insured):_______________________________________________________________________

____________________________________________________________________________________________________________________________________

NOTE: Unless otherwise noted, the death benefit will be divided between the surviving beneficiaries within a class.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SECTION IV - POLICY BENEFITS AND PREMIUMS

Plan of Insurance:_______________________   Specified Amount:______________________  Premium Frequency:
                                                                                    |_|  Single Premium $___________________________
Death Benefit Option     |_| Option 1       |_| Option 2                            |_| Annual           |_|  Semi-Annual
Rider(s):                                       Other Riders (if available)         |_| Quarterly        |_|  PAC

Convalescent Care Benefits (Long-Term Care) |_| Guarantee Enhancement Rider         |_| Other
|_| 2 years and no extension                |_| ______________________
|_| 2 years and 2 year extension            |_| ______________________        Premium Payment Schedule:(if other than single)
|_| 3 years and lifetime extension          |_| ______________________        Planned Periodic Premium $________________________
Other Combination _____________             |_| ______________________        Additional Initial Premium $______________________
Optional Inflation Protection Coverage?  |_| Yes  |_| No                      Amount submitted with App $_______________________

If "No" is checked, please sign Rejection Statement on page 4.
------------------------------------------------------------------------------------------------------------------------------------
                                     1

                                  PART II

SECTION V - NON-MEDICAL QUESTIONS
Has the Proposed Insured: (if yes, give name, date and details in Section VII)                                      YES       NO
------------------------------------------------------------------------------------------------------------------------------------
 (a) smoked cigarettes in the past 12 months?                                                                       |_|       |_|
------------------------------------------------------------------------------------------------------------------------------------
 (b) used any other type of tobacco or nicotine product within the past 12 months?                                  |_|       |_|
------------------------------------------------------------------------------------------------------------------------------------
 (c) been a cigarette smoker, user of tobacco or nicotine products in the past and quit? (if yes, indicate
     month and year)                                                                                                |_|       |_|
------------------------------------------------------------------------------------------------------------------------------------
 (d) piloted an aircraft within the last 3 years, or has any intention of becoming a pilot?                         |_|       |_|
------------------------------------------------------------------------------------------------------------------------------------
 (e) participated in a sport or avocation such as vehicle racing, sky diving, hang gliding, or scuba diving?        |_|       |_|
------------------------------------------------------------------------------------------------------------------------------------
 (f) any intention of traveling or residing outside the U.S. or Canada within the next 2 years?                     |_|       |_|
------------------------------------------------------------------------------------------------------------------------------------
 (g) within the past 3 years had their drivers license suspended or revoked or been cited for more than
     2 moving violations, or been convicted of DUI?                                                                 |_|       |_|
------------------------------------------------------------------------------------------------------------------------------------
 (h) received advice or treatment for the use of alcohol or drugs, or been a member of A.A.?                        |_|       |_|
------------------------------------------------------------------------------------------------------------------------------------
 (i) used marijuana, cocaine, heroin, amphetamines, barbiturates, LSD, PCP or any other controlled substance
     except that taken in doses as prescribed by a physician?                                                       |_|       |_|
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 SECTION VI- MEDICAL SECTION - Complete this section even if the Proposed Insured will be medically examined.
 Proposed Insured

1.(a) Height: _______ Ft. ______ In.                             2.    Family Doctor:
  (b) Weight: _______ Lbs. The amount of any weight                    Name:_______________________________________________________
      change during the past year: ________Lbs.                        Address:____________________________________________________
      Reason? ____________________________________________             Phone Number: (______) - _________ - _______________________
------------------------------------------------------------------------------------------------------------------------------------
CIRCLE CONDITIONS TO WHICH "YES" ANSWERS APPLY GIVING DETAILS IN SECTION VII.____________   ____________            YES       NO
------------------------------------------------------------------------------------------------------------------------------------
3. During the past 10 years, has the Proposed Insured:
------------------------------------------------------------------------------------------------------------------------------------
 (a) had or been advised to have an electrocardiogram, xray, diagnostic test, laboratory test or
     any surgical operation which has not yet been performed?                                                       |_|       |_|
------------------------------------------------------------------------------------------------------------------------------------
 (b) had treatment in a clinic, hospital or other medical facility?                                                 |_|       |_|
------------------------------------------------------------------------------------------------------------------------------------
4.   Has the Proposed Insured had, been told he or she has, been diagnosed or treated by a physician or taken medication for:
------------------------------------------------------------------------------------------------------------------------------------
 (a) dizziness, syncope, vertigo, seizures, epilepsy, falls, or any disease or disorder of the brain or nervous
     system?                                                                                                        |_|       |_|
------------------------------------------------------------------------------------------------------------------------------------
 (b) depression, anxiety, psychosis, mental or nervous disorder or consulted a psychiatrist or psychologist?        |_|       |_|
------------------------------------------------------------------------------------------------------------------------------------
 (c) chest pain, angina, heart attack, coronary artery disease, heart surgery, congestive heart failure, heart
     murmur, palpitation, atrial fibrillation, or any other disease or disorder of the heart or circulatory system? |_|       |_|
------------------------------------------------------------------------------------------------------------------------------------
 (d) high blood pressure, stroke, TIA (transient ischemic attack), peripheral vascular disease, aneurysm, disease
     or disorder of the blood or arteries?                                                                          |_|       |_|
------------------------------------------------------------------------------------------------------------------------------------
 (e) Parkinson's disease, tremor, multiple sclerosis, Alzheimer's disease, dementia, memory loss?                   |_|       |_|
------------------------------------------------------------------------------------------------------------------------------------
 (f) diabetes, disease or disorder of the thyroid, pancreas, or other endocrine glands?                             |_|       |_|
------------------------------------------------------------------------------------------------------------------------------------
 (g) cancer, tumor, polyp, cyst, lymphoma, leukemia, or other malignant disorder?                                   |_|       |_|
------------------------------------------------------------------------------------------------------------------------------------
 (h) asthma, emphysema, bronchitis, sleep apnea, or other disease or disorder of the lung or respiratory system?    |_|       |_|
------------------------------------------------------------------------------------------------------------------------------------
 (i) disease of the kidney, bladder, prostate, breast, or reproductive organs, urine abnormality or sexually
     transmitted disease?                                                                                           |_|       |_|
------------------------------------------------------------------------------------------------------------------------------------
 (j) cirrhosis of the liver, ulcerative colitis, Crohns disease, hepatitis or other disease or disorder of the
     stomach, liver, colon, rectum or intestines?                                                                   |_|       |_|
------------------------------------------------------------------------------------------------------------------------------------
 (k) arthritis, osteoporosis, paralysis or disease or disorder of the muscles, bones, joints or connective tissue?  |_|       |_|
------------------------------------------------------------------------------------------------------------------------------------
 (l) Acquired Immune Deficiency Syndrome (AIDS), AIDS Related Complex (ARC), or any other immunological
     disorder, or tested positive for the HIV virus?                                                                |_|       |_|
------------------------------------------------------------------------------------------------------------------------------------
 (m) any disease or disorder of the eyes, ears, nose, throat, skin or lymph glands?                                 |_|       |_|
------------------------------------------------------------------------------------------------------------------------------------
5. Has the Proposed Insured within the past 5 years been consulted, examined, or treated by any physician or
   practitioner for reasons not stated in this application?                                                         |_|       |_|
------------------------------------------------------------------------------------------------------------------------------------
6. Is the Proposed Insured currently taking any medications? (If yes, please list them and prescribed doses.)       |_|       |_|
------------------------------------------------------------------------------------------------------------------------------------
7. (a) Does the Proposed Insured have any impairment, whether mental or physical, for which the Proposed
       Insured needs or receives assistance or supervision in performing any daily living activities such as
       bathing, dressing, eating, transferring or locomotion, toileting, or bowel and bladder control?              |_|       |_|
------------------------------------------------------------------------------------------------------------------------------------
   (b) Does the Proposed Insured use a wheelchair, walker or cane, oxygen, catheter, dialysis machine,
       or other mechanical device?                                                                                  |_|       |_|
------------------------------------------------------------------------------------------------------------------------------------
   (c) Is the Proposed Insured currently confined to a hospital, nursing home or an assisted living facility or receiving adult day care or home health care or has such care or confinement been recommended or
       received by the Proposed Insured during the past 5 years?                                                    |_|       |_|
------------------------------------------------------------------------------------------------------------------------------------
                                           2

------------------------------------------------------------------------------------------------------------------------------------
SECTION VII - DETAILS TO QUESTIONS IN SECTIONS V AND VI

Question #          Date              Details or Reason                            Name and Address of Attending Doctor or Hospital
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
(If more room needed, please use a separate sheet of paper and have the Proposed Insured sign and date the paper.)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SECTION VIII - EXISTING AND PENDING INSURANCE
Life and long-term care insurance in-force or pending on Proposed Insured


                                                               Year of                           Long-Term Care       Insurance to
Company                                                        Issue            Life Amount $    Max Daily Benefit    be Replaced?
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

REGARDING PROPOSED INSURED: (PROVIDE DETAILS TO ALL "YES" ANSWERS IN REMARKS SECTION)

                                                                                                                    YES       NO
------------------------------------------------------------------------------------------------------------------------------------
(a) Will the policy applied for replace any life insurance, medical or health insurance, long-term care insurance or annuity contract currently in force with this or any other company? (If yes, please complete
    the appropriate required state replacement form.)                                                               |_|       |_|
------------------------------------------------------------------------------------------------------------------------------------
(b) Has any life insurance, long-term care insurance or annuity contract lapsed, been surrendered or otherwise terminated in the past 24 months? (If yes, please provide details, including the dates of lapse, surrender or
    termination, in the "Remarks" section below.)                                                                   |_|       |_|
------------------------------------------------------------------------------------------------------------------------------------
(c) Does the Proposed Insured currently have, or within the past 12 months has the Proposed Insured had any long-term care policies or riders (including healthcare service or health maintenance organization
    contracts) in force or pending?                                                                                 |_|       |_|
------------------------------------------------------------------------------------------------------------------------------------
(d) Does any of the Proposed Insured's long-term care policies or riders include Home Health Care coverage?         |_|       |_|
------------------------------------------------------------------------------------------------------------------------------------
(e) Has any life or health insurance, nursing home or home health care coverage applied for ever been
    declined, postponed or offered other than applied for?                                                          |_|       |_|
------------------------------------------------------------------------------------------------------------------------------------
(f) Is the Proposed Insured currently covered by Medicaid?                                                          |_|       |_|
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Remarks:









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                                        3

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THIRD PARTY DESIGNATION

I, the Applicant/Owner understand that I have the right to designate a third party, in addition to myself, to receive copies of any grace period and lapse notices of my insurance coverage. I understand that no Power of Attorney is created by this designation and that no other policy information will be supplied to the designated third party. I understand that the additional notice will be mailed no later than 30 days after a premium payment is required and unpaid. I also understand that I will be given the opportunity to change my third party designation annually. My selection is as follows:

/ / I elect NOT to designate a third party to receive any grace period or lapse notices.
/ / I designate the person listed below to receive copies of any grace period or lapse notices.

Third Party Name:___________________________________________________________________________________________________________________

            Address:_________________________________________________________________________________ Phone No.:____________________
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
OPTIONAL INFLATION PROTECTION COVERAGE (THIS COVERAGE ONLY APPLIES TO THE OPTIONAL EXTENSION OF CONVALESCENT CARE (LONG-TERM
CARE) BENEFITS RIDER.) I have reviewed the Outline of Coverage and the graphs that compare the benefits and premiums of the optional Extension of Convalescent Care Benefits Rider with and without inflation protection. I understand and agree that I will be issued the rider that includes the inflation protection UNLESS I sign the rejection statement below.

REJECTION STATEMENT: I HEREBY REJECT THE OPTIONAL INFLATION PROTECTION.


------------------------------------------------------------------------------------------------------  ----------------------------
                        (Signature of Applicant/Owner)                                                              (Date)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF UNDERSTANDING
By signing the section below, I (we) understand and agree that:
All statements and answers given on all Parts of this application, when required, are true, complete and correctly recorded to the best of my (our) knowledge and belief. I (We) understand that this application, and all statements and answers contained herein, shall be attached to and become a part of the policy if it is issued. It is agreed that:
(1) No agent or medical examiner can accept risks or make or change contracts or waive Lincoln National's rights or requirements.
(2) No insurance shall take effect unless the Proposed Insured is alive and in the same condition of health as described in this application when the policy is delivered to the Owner and the full initial premium is paid. However, if the full initial premium is paid as set forth in the attached Conditional Receipt and this Receipt is delivered to the Owner, the terms of this Receipt shall apply.
(3) Acceptance of a policy by the Owner shall constitute ratification of any changes made by Lincoln National Life Insurance
    Company under "Administrative Office Endorsements." In those states where it is required, changes in plan of insurance, amount, age at issue, classification of risks or benefits will be made only with the Owner's consent.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FRAUD NOTICE
I UNDERSTAND THAT ANY PERSON WHO SUBMITS AN APPLICATION OR FILES A CLAIM WITH THE INTENT TO DEFRAUD OR HELPS COMMIT A FRAUD
AGAINST AN INSURER, AS DETERMINED BY A COURT OF COMPETENT JURISDICTION, IS GUILTY OF A CRIME.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION
In conjunction with an application for insurance, the Proposed Insured hereby authorizes any licensed physician, medical practitioner, hospital, clinic, Veterans Administration, or other medical or medically related facility, insurance company, the
Medical Information Bureau or other organization, institution or person or consumer reporting agency who possesses information of me to furnish such information to Lincoln National Life Insurance Company or its reinsurers.
This authorization includes information about drugs, alcoholism or mental illness.
Lincoln National Life Insurance Company or its reinsurers may make a brief report regarding me to other companies to whom I (we)
have applied or may apply.
I (We) authorize Lincoln National Life Insurance Company and any reinsurer to obtain an investigative consumer report on me
(us). I (We) understand that if a consumer report is prepared, I (We) will be interviewed in connection with this application. I
(We) will be entitled to receive a copy of the investigative report.
I (We) elect not to have personal information disclosed to non-affiliates of Lincoln National Life Insurance Company for purposes other than the marketing of insurance products and services.
This authorization will be valid from the date signed for a period of two and one-half years (30 months). I (We), or any person acting on my (our) behalf, may obtain a copy of this authorization by writing to Lincoln National Life Insurance Company. A photographic copy of this authorization shall be as valid as the original.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
I (We) have read the Optional Inflation Protection Coverage notice, the Statement of Understanding, the Fraud Notice, the
Authorization to Obtain and Disclose Information and have received a copy of the Pre-Notification which includes the Medical
Information Bureau notice and the Fair Credit Reporting Act notice. CAUTION: IF YOUR ANSWERS ON THIS APPLICATION ARE INCORRECT
OR UNTRUE, LINCOLN NATIONAL LIFE INSURANCE COMPANY MAY HAVE THE RIGHT TO DENY BENEFITS OR RESCIND COVERAGE.

Signed at __________________________________________________________________________________this date_______________________________
                                       (City/State)                                                       (Month/Day/Year)


______________________________________________________________        ______________________________________________________________
(Signature of Proposed Insured if other than Applicant)               (Signature of Applicant/Owner if other than Proposed Insured)

______________________________________________________________
Signature of Witness/Agent
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Administrative Office Endorsement                                      Special Requests or Instructions
(Not applicable in Pennsylvania or West Virginia)



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                                         4

[LOGO] LINCOLN
--------------
FINANCIAL GROUP-Registered Trademark-
Lincoln Life

                                                                                         The Lincoln National Life Insurance Company
                                                                                     Administrative Office: 10 North Martingale Road
                                                                                                     Schaumburg, Illinois 60173-2268
                                                                                                                      (847) 466-8100

                         APPLICATION FOR LIFE INSURANCE
                                     PART I

PLEASE PRINT USING DARK INK

------------------------------------------------------------------------------------------------------------------------------------
SECTION I - PROPOSED INSURED (APPLICANT/OWNER unless otherwise noted in Section II)

                                                         Date of                             State of     Social
Name: ________________________________________ Sex: ____ Birth: _____/_____/_____ Age:______ Birth:______ Security No.:_____________
          (First)     (Middle)    (Last)                         M     D      Y

Home Address:_______________________________________________________________________________ Phone # (Home) (_____)_________________
                                  City                     State            Zip

Marital Status:____ Occupation:___________________________________________ Employer:________________________________________________

Business Address:_______________________________________________________________________ Phone # (Business) (     )_________________
                                  City                     State            Zip
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SECTION II - APPLICANT/OWNER (OR PAYOR) (Applicant must sign Page 4)
Name of Applicant/Owner (if other than Proposed Insured)

                                                                     Date of                 Social Security No.
Name:_______________________________________________________________ Birth_____/_____/______ or Taxpayer I.D. No.:__________________
                                                                            M     D      Y

                                                                                                Relationship to
Address:_______________________________________________________________________________________ Proposed Insured:___________________
                                  City                     State            Zip


Name of Contingent Owner
                                                                     Date of                 Social Security No.
Name:_______________________________________________________________ Birth:_____/_____/_____ or Taxpayer I.D. No.:__________________
                                                                             M     D     Y

All notices and reports will be sent to the Owner, unless otherwise                             Relationship to
specified in Third Party Designation._______________________________                            Proposed Insured:___________________
------------------------------------------------------------------------------------------------------------------------------------

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SECTION III - BENEFICIARY

Primary Beneficiary: (full name and relationship to Proposed Insured):______________________________________________________________

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Contingent: (full name and relationship to Proposed Insured):_______________________________________________________________________

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NOTE: Unless otherwise noted, the death benefit will be divided between the surviving beneficiaries within a class.
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SECTION IV - POLICY BENEFITS AND PREMIUMS

Plan of Insurance:______________________   Specified Amount:_____________________  Premium Frequency:

                                                                                   / /  Single Premium $____________________________

Death Benefit Option    / /  Option 1     / /  Option 2                            / /  Annual       / /  Semi-Annual

Rider(s):                                      Other Riders (if available)         / /  Quarterly    / /  PAC

Convalescent Care Benefits (Long-Term Care)    / / Guarantee Enhancement Rider     / /  Other

/ / 2 years and no extension                   / / ______________________

/ / 2 years and 2 year extension               / / ______________________          Premium Payment Schedule: (if other than single)

/ / 3 years and lifetime extension             / / ______________________          Planned Periodic Premium $_______________________

/ / Other Combination _____________            / / ______________________          Additional Initial Premium $_____________________

Optional Inflation Protection Coverage? / / Yes  / / No                            Amount submitted with App $______________________

If "No" is checked, please sign Rejection Statement on page 3.
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

                                    PART II
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SECTION V - NON-MEDICAL QUESTIONS                                                                          YES           NO
Has the Proposed Insured: (if yes, give name, date and details in Section VI)
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(a) smoked cigarettes within the past 12 months?                                                           / /          / /
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(b) used any other type of tobacco or nicotine product within the past 12 months?                          / /          / /
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(c) piloted an aircraft within the past 3 years or has any intention of becoming a pilot?                  / /          / /
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(d) ever participated in a sport or avocation such as vehicle racing, sky diving, hang                     / /          / /
    gliding, scuba or skin diving?
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(e) within the past 3 years had their driver's license restricted or revoked or been cited                 / /          / /
    for more than 2 moving violations or been convicted of DUI?
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(f) any intention of traveling or residing outside the U.S. or Canada within the next two years?           / /          / /
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SECTION VI - DETAILS TO QUESTIONS IN SECTIONS V

Question #        Date          Details or Reason
-------------------------------------------------------------------------------------------------------------------------

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(If more room needed, please use a separate sheet of paper and have the Proposed Insured sign and date the form.)
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SECTION VII - MEDICAL INFORMATION

1. (a) Height: _______ Ft. ______ In.                          2. Family Doctor:

   (b) Weight: _______ Lbs. The amount of any weight              Name:_______________________________________________________
       change during the past year: ________Lbs.
       Reason? ____________________________________________       Address:____________________________________________________

                                                                  Phone Number: (______) - _________ - _______________________
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SECTION VIII - EXISTING AND PENDING INSURANCE

Life and long-term care insurance in-force or pending on Proposed Insured


                                                    Year of                             Long-Term Care         Insurance to
Company                                             Issue           Life Amount $       Max Daily Benefit      be Replaced?
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
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REGARDING PROPOSED INSURED: (PROVIDE DETAILS TO ALL "YES" ANSWERS IN REMARKS SECTION)                            YES     NO
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(a) Will the policy applied for replace any life insurance, medical or health insurance, long-term care insurance or annuity contract currently in force with this or any other company? (If yes, please
    complete the appropriate required state replacement form.)                                                   / /     / /
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(b) Has any life insurance, long-term care insurance or annuity contract lapsed, been surrendered or otherwise terminated in the past 24 months? (If yes, please provide details, including the dates of
    lapse, surrender or termination, in the "Remarks" section below.)                                            / /     / /
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(c) Does the Proposed Insured currently have, or within the past 12 months has the Proposed Insured had any long-term care policies or riders (including healthcare service or health maintenance organization
    contracts) in force or pending?                                                                              / /     / /
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(d) Does the Proposed Insured's long-term care policies or riders include Home Health Care coverage?             / /     / /
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(e) Has any life or health insurance, nursing home or home health care coverage applied for ever been
    declined, postponed or offered other than applied for?                                                       / /     / /
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(f) Is the Proposed Insured currently covered by Medicaid?                                                       / /     / /
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    REMARKS:








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

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THIRD PARTY DESIGNATION

I, the Applicant/Owner understand that I have the right to designate a third party, in addition to myself, to receive copies of any grace period and lapse notices of my insurance coverage. I understand that no Power of Attorney is created by this designation and that no other policy information will be supplied to the designated third party. I understand that the additional notice will be mailed no later than 30 days after a premium payment is required and unpaid. I also understand that I will be given the opportunity to change my third party designation annually. My selection is as follows:

/ / I elect NOT to designate a third party to receive any grace period or lapse notices.
/ / I designate the person listed below to receive copies of any grace period or lapse notices.

Third Party Name:_______________________________________________________________

         Address:__________________________________ Phone No.:__________________
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OPTIONAL INFLATION PROTECTION COVERAGE (THIS COVERAGE ONLY APPLIES TO THE
OPTIONAL EXTENSION OF CONVALESCENT CARE (LONG-TERM CARE) BENEFITS RIDER.)
I have reviewed the Outline of Coverage and the graphs that compare the benefits and premiums of the optional Extension of Convalescent Care Benefits Rider with and without inflation protection. I understand and agree that I will be issued the rider that includes the inflation protection UNLESS I sign the rejection statement below.

REJECTION STATEMENT: I hereby REJECT the Optional Inflation Protection.


------------------------------------------------------  ------------------------
      (Signature of Applicant/Owner)                             (Date)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF UNDERSTANDING

By signing the section below, I (we) understand and agree that:

All statements and answers given on all Parts of this application, when required, are true, complete and correctly recorded to the best of my (our) knowledge and belief. I (We) understand that this application, and all statements and answers contained herein, shall be attached to and become a part of the policy if it is issued. It is agreed that:

(1) No agent or medical examiner can accept risks or make or change contracts or waive Lincoln National's rights or requirements.

(2) No insurance shall take effect unless the Proposed Insured is alive and in the same condition of health as described in this application when the policy is delivered to the Owner and the full initial premium is paid. However, if the full initial premium is paid as set forth in the attached Conditional Receipt and this Receipt is delivered to the Owner, the terms of this Receipt shall apply.

(3) Acceptance of a policy by the Owner shall constitute ratification of any changes made by Lincoln National Life Insurance Company under "Administrative Office Endorsements." In those states where it is required, changes in plan of insurance, amount, age at issue, classification of risks or benefits will be made only with the Owner's consent.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FRAUD NOTICE

I UNDERSTAND THAT ANY PERSON WHO SUBMITS AN APPLICATION OR FILES A CLAIM WITH THE INTENT TO DEFRAUD OR HELPS COMMIT A FRAUD AGAINST AN INSURER, AS DETERMINED BY A COURT OF COMPETENT JURISDICTION, IS GUILTY OF A CRIME.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION

In conjunction with an application for insurance, the Proposed Insured hereby authorizes any licensed physician, medical practitioner, hospital, clinic, Veterans Administration, or other medical or medically related facility, insurance company, the Medical Information Bureau or other organization, institution or person or consumer reporting agency who possesses information of me to furnish such information to Lincoln National Life Insurance Company or its reinsurers.

This authorization includes information about drugs, alcoholism or mental illness.

Lincoln National Life Insurance Company or its reinsurers may make a brief report regarding me to other companies to whom I (we) have applied or may apply. I (We) authorize Lincoln National Life Insurance Company and any reinsurer to obtain an investigative consumer report on me (us). I (We) understand that if a consumer report is prepared, I (We) will be interviewed in connection with this application. I (We) will be entitled to receive a copy of the investigative report. I (We) elect not to have personal information disclosed to non-affiliates of Lincoln National Life Insurance Company for purposes other than the marketing of insurance products and services.

This authorization will be valid from the date signed for a period of two and one-half years (30 months). I (We), or any person acting on my (our) behalf, may obtain a copy of this authorization by writing to Lincoln National Life Insurance Company. A photographic copy of this authorization shall be as valid as the original.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
I (We) have read the Optional Inflation Protection Coverage notice, the Statement of Understanding, the Fraud Notice, the Authorization to Obtain and Disclose Information and have received a copy of the Pre-Notification which includes the Medical Information Bureau notice and the Fair Credit Reporting Act notice. CAUTION: IF YOUR ANSWERS ON THIS APPLICATION ARE INCORRECT OR UNTRUE, LINCOLN NATIONAL LIFE INSURANCE COMPANY MAY HAVE THE RIGHT TO DENY BENEFITS OR RESCIND COVERAGE.

Signed at __________________________________________this date___________________
                       (City/State)                           (Month/Day/Year)

---------------------------------------- ---------------------------------------
(Signature of Proposed Insured if        (Signature of Applicant/Owner if other
 other than Applicant)                    than Proposed Insured)

----------------------------------------
Signature of Witness/Agent

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Administrative Office Endorsement              Special Requests or Instructions
(Not applicable in Pennsylvania or
 West Virginia)



--------------------------------------------------------------------------------

[LOGO] LINCOLN
--------------
FINANCIAL GROUP-Registered Trademark-
Lincoln Life

                                                                                         The Lincoln National Life Insurance Company
                                                                                     Administrative Office: 10 North Martingale Road
                                                                                                     Schaumburg, Illinois 60173-2268
                                                                                                                      (847) 466-8100

                                      SUPPLEMENTAL APPLICATION FOR INSURANCE
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Proposed                                                                Date of
Insured _______________________________________________________________ Birth _________________________________

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APPLICATION QUESTIONS (PROVIDE DETAILS TO YES ANSWERS BELOW)                                           YES          NO
---------------------------------------------------------------------------------------------------------------------------
1. Does the Proposed Insured have any impairment, whether mental or physical, for which                / /          / /
   the Proposed Insured needs or receives assistance or supervision in performing every day living activities such as bathing, dressing, eating, transferring or locomotion, toileting, or bowel and bladder control?
---------------------------------------------------------------------------------------------------------------------------
2. Does the Proposed Insured use a wheelchair, walker or cane, oxygen, catheter, dialysis              / /          / /
   machine, or other mechanical device?
---------------------------------------------------------------------------------------------------------------------------
3. Has the Proposed Insured received a medical diagnosis within the past 5 years under                 / /          / /
   which the Proposed Insured was advised to have any medical treatment or surgical operation which has not yet been performed?
---------------------------------------------------------------------------------------------------------------------------
4. During the past 5 years, has the Proposed Insured been confined to a hospital, a                    / /          / /
   nursing home or an assisted living facility or has such confinement or residence been recommended?
---------------------------------------------------------------------------------------------------------------------------
5. Is the Proposed Insured currently confined to a hospital or nursing home or residing                / /          / /
   in an assisted living facility?
---------------------------------------------------------------------------------------------------------------------------
6. Is the Proposed Insured currently receiving adult day care or home health care or                   / /          / /
   has such care been recommended or received by the Proposed Insured during the past 5 years?
---------------------------------------------------------------------------------------------------------------------------
7. Has the Proposed Insured ever been rejected or rated for nursing care or home                       / /          / /
   health care coverage?
---------------------------------------------------------------------------------------------------------------------------

Question No.             Date             Details
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

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I UNDERSTAND THAT ANY PERSON WHO SUBMITS AN APPLICATION OR FILES A CLAIM WITH INTENT TO DEFRAUD OR HELPS COMMIT A FRAUD AGAINST
AN INSURER, AS DETERMINED BY A COURT OF COMPETENT JURISDICTION, IS GUILTY OF A CRIME.

CAUTION: IF YOUR ANSWERS ON THIS APPLICATION ARE INCORRECT OR UNTRUE, LINCOLN NATIONAL LIFE INSURANCE COMPANY MAY HAVE THE
RIGHT TO DENY BENEFITS OR RESCIND COVERAGE.

I hereby declare that the statement and answers to the above questions are complete and true to the best of my knowledge and belief. I agree that a copy of this Supplemental Application shall be attached to and form a part of any policy issued.



Dated at:_______________________________________________________________      On:___________________________________________________
                            City                    State                              Month              Day            Year

Witness:________________________________________________________________      ______________________________________________________
                                                                                            Signature of Proposed Insured

Witness:________________________________________________________________

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